UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2026

Stryker Corporation
(Exact name of Registrant as Specified in Its Charter)

Michigan	001-13149	38-1239739
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1941 Stryker Way Portage, Michigan	49002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (269)
385-2600
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
3.375% Notes due 2028	SYK28	New York Stock Exchange
0.750% Notes due 2029	SYK29	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
1.000% Notes due 2031	SYK31	New York Stock Exchange
3.375% Notes due 2032	SYK32	New York Stock Exchange
3.625% Notes due 2036	SYK36	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No.1 (the “Amendment”) amends the Current Report on Form
8-K
filed by Stryker Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 11, 2026 (the March 11, 2026,
8-K
referred hereinto as the “Original Report”).

Item 1.05	Material Cybersecurity Incidents.
As previously disclosed in the Original Report and as further reported on two Item 7.01 Current Reports on Form
8-K,
furnished to the SEC on March 12, 2026, and March 23, 2026 respectively, on March 11, 2026, the Company identified a cybersecurity incident, which when it occurred, caused disruptions to the Company’s business operations. Since then, the Company has worked diligently, together with third-party experts and law enforcement, to contain and neutralize the impact of the incident and restore operations. The Company’s investigation of the incident remains ongoing.
Based on the information currently available to the Company, and assessment of both quantitative and qualitative factors that emerged in the weeks following the incident, the Company has determined that the incident had a material impact on its operations, with resulting impact to the Company’s financial results for the first quarter of 2026. In reaching this determination, the Company considered factors including the scope and duration of the operational disruption, the systems affected and the potential for customer, regulatory and other impacts.
The Company believes that the incident has not had, and is not reasonably likely to have, a material impact on the Company’s 2026 full-year guidance.
As of the date of this Amendment, the Company is fully operational across its global manufacturing network and commercial, ordering and distribution systems have been restored.

Item 7.01	Regulation FD Disclosure.
The Company is scheduled to report earnings for its first quarter of fiscal year 2026 on April 30, 2026, where it will discuss its financial results and components of its full-year guidance in further detail.
The information furnished under Item 7.01 of this Amendment, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Caution Concerning Forward-Looking Statements
This Current Report on Form
8-K
contains forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, including statements regarding the Company’s current beliefs regarding the extent of the cybersecurity incident and the results or findings of the Company’s investigation thereof; the Company’s ability to contain and/or mitigate the incident; the disruption to our business or operations; and the potential impact on the Company’s reputation, financial condition and results of operations. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual results to differ materially from expectations as of the date of this filing. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, but are not limited to, any impairment of the integrity of the Company’s systems or data; delays or difficulties in restoring the Company’s systems and data; the Company’s continued ability to use alternatives to its systems, to the extent needed; the Company’s ability to process information it collected while using alternatives to its systems and the integrity of that information; the adequacy of processes during the period of disruption of the Company’s systems; the results of the Company’s analysis of the scope and details of the cybersecurity incident; the unauthorized release of any of the Company’s data, including third party data held by the Company, or the use of any such data for any fraudulent purposes; potential adverse impact of the incident on the Company’s results of operations, including revenue, operating income and cash flows from operations, and on its financial condition, including liquidity; diversion of management’s attention from operations of the Company to address the cybersecurity incident; the outcome of litigation or potential litigation related to the cybersecurity incident; potential adverse effects on relationships with customers, suppliers, patients and other third parties as a result of the cybersecurity incident; reputational risk related to the cybersecurity incident; regulatory scrutiny as a result of the cybersecurity incident; and other risks listed or described from time to time in our filings with the SEC, including our Annual Report on Form
10-K
and Quarterly Reports on Form
10-Q
that we have filed or will file hereafter. Except as required by applicable law, we disclaim any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that affect the likelihood that actual results will differ from those contained in the forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

Dated: April 9, 2026	By:	/s/ Tina S. French
	Name:	Tina S. French
	Title:	Corporate Secretary